UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported), November 12, 2004

                                ISecureTrac Corp.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                0-26455              87-0347787
   ---------------------------    ----------           ------------
  (State or other jurisdiction   (Commission          (IRS Employer
       of incorporation)         File Number)       Identification No.)

                 5078 South 111th Street, Omaha, Nebraska 68137

                                   (Zip Code)
                     --------------------------------------
                    (Address of principal executive offices)

                                 (402) 537-0022
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               Registrant's telephone number, including area code

                   5022 S. 114th Street, Omaha, Nebraska 68137
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS.

On November 10, 2004, iSecureTrac Corp. announced that it had completed a $925,000 private placement at $0.23 per share. The private placement was made with an investment group which included iSECUREtrac's Chairman Roger Kanne and Board members Martin Halbur, Robert Badding, and Ronald Muhlbauer. The additional capital will be used to support the company's growth objectives.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.   Description
-----------   -----------

99.1          Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ISECURETRAC CORP.


Date: November 12, 2004                       By: /s/ Thomas E. Wharton, Jr.
                                                  ------------------------------
                                                  President & CEO

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press Release